Exhibit 10.48

THIRD AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

THIS THIRD AMENDENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Third Amendment”) is made effective as of the 1st day of January 2017, by and between OLD LINE BANK, a Maryland-chartered commercial bank (the “Bank” or “Employer”) and Martin John Miller (the “Employee”). This Third Amendment amends in certain respects that certain Executive Employment Agreement dated February 26, 2014, between the Bank and Employee, (the “Original Agreement”).

  Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Original Agreement.

  Amendments. The Original Agreement is hereby amended as follows:

    The following sentence is hereby added to the end of Section 2 of the original agreement:

“As of January 1, 2017, the Board extended the Term for one additional year, such that, as of such date, the Term was to expire as of March 31, 2019.”

    Section 3(A) of the Original Agreement is hereby amended by deleting said section in its entirety and replacing it with the following:

“The Employee’s salary under this Agreement shall be $242,700.00 per annum, payable on a bi-weekly basis.”

All of the provisions of the Original Agreement are incorporated herein by reference and shall remain and continue in full force and effect as amended by this Third Amendment.

  Counterparts. The Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment, under seal, as of February 23, 2017 effective as of January 1, 2017.

WITNESS/ATTEST:	OLD LINE BANK

/s/ Cathy A. Coughlin	By:	/s/ James W. Cornelsen	(SEAL)
Cathy A. Coughlin,	James W. Cornelsen
Senior Vice President &	President and Chief Executive Officer
Director of Human Resources

WITNESS:

/s/ Cathy A. Coughlin	/s/ Martin John Miller		(SEAL)
Martin John Miller